UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019 (May 8, 2019)

ALCOA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

412-315-2900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2019, Alcoa Corporation (“Alcoa”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting.

Item 1. The 12 director nominees nominated by the Alcoa Board of Directors (the “Board”) for election to the Board were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Michael G. Morris	136,899,755	483,865	1,116,570	25,254,551
Mary Anne Citrino	136,308,705	1,042,086	1,149,397	25,254,553
Timothy P. Flynn	136,365,233	976,694	1,158,263	25,254,551
Kathryn S. Fuller	136,846,693	543,142	1,110,355	25,254,551
Roy C. Harvey	136,940,895	438,461	1,120,834	25,254,551
James A. Hughes	136,729,331	512,213	1,258,647	25,254,550
James E. Nevels	136,816,970	509,515	1,173,706	25,254,550
James W. Owens	136,765,608	609,133	1,125,450	25,254,550
Carol L. Roberts	136,914,970	469,448	1,115,771	25,254,552
Suzanne Sitherwood	136,869,833	469,942	1,160,416	25,254,550
Steven W. Williams	136,907,126	416,369	1,176,695	25,254,551
Ernesto Zedillo	136,849,513	512,253	1,138,423	25,254,552

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as Alcoa’s independent auditor for 2019 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
162,423,733	912,968	418,040	0

Item 3. The advisory vote to approve 2018 named executive officer compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
133,874,400	3,279,193	1,346,590	25,254,558

Item 4. The non-binding stockholder proposal to amend stockholder ability to act by written consent was not approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
57,472,075	80,502,024	526,071	25,254,571

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: May 14, 2019	By:	/s/ Jeffrey D. Heeter
Jeffrey D. Heeter
Executive Vice President, General Counsel and Secretary